MET INVESTORS SERIES TRUST

                   OPPENHEIMER CAPITAL APPRECIATION PORTFOLIO

             SUPPLEMENT DATED SEPTEMBER 22, 2005 TO PROSPECTUSES AND STATEMENT OF ADDITIONAL INFORMATION DATED MAY 1, 2005

         This Supplement is made as of September 22, 2005 to the Prospectuses and the Statement of Additional Information of Met Investors Series Trust (the "Trust") dated May 1, 2005.

         The following replaces in its entirety the information appearing under the heading "Management - The Advisers - OppenheimerFunds, Inc." in the Prospectuses.

OPPENHEIMERFUNDS, INC. ("Oppenheimer"), Two World Financial Center, 225 Liberty Street, 11th Floor, New York, New York 10281, is the Adviser to the Oppenheimer Capital Appreciation Portfolio of the Trust. Oppenheimer has been an investment adviser since January 1960. Oppenheimer (including affiliates) managed more than $170 billion in assets as of December 31, 2004, including other Oppenheimer funds with more than 7 million shareholder accounts.

o Jane Putnam, Vice President and Manager. Ms. Putnam has been associated with Oppenheimer as a portfolio manager since June 1994. Ms. Putnam has been the person primarily responsible for the day-to-day management of the Oppenheimer Capital Appreciation Portfolio since its inception. Ms. Putnam plans to take a leave of absence effective September 30, 2005. In preparation for Ms. Putnam's absence, Oppenheimer is implementing a transition plan, with Ms. Putnam's assistance, under which William L. Wilby and Marc L. Baylin, CFA will act as co-managers of the Portfolio effective as of the date on which Ms. Putnam commences her leave of absence.

o Mr. Wilby has been a Senior Vice President of Oppenheimer since July 1994 and Senior Investment Officer, Director of Equities of the Adviser since July 2004. Mr. Wilby was Senior Investment Officer, Director of International Equities of the Adviser from May 2000 through July 2004 and Senior Vice President of HarbourView Asset Management Corporation, a subsidiary of Oppenheimer, from May 1999 through November 2001.

o Mr. Baylin joined Oppenheimer on September 6, 2005 as a Vice President. Prior to joining Oppenheimer, he was Managing Director and Lead Portfolio Manager at JP Morgan Fleming Investment Management from June 2002 to August 2005 and was a Vice President of T. Rowe Price where he was an analyst from June 1993 and a portfolio manager from March 1999 to June 2002.

         The following replaces in its entirety the information appearing under the heading "Management - The Manager- Oppenheimer Capital Appreciation Portfolio" in the Prospectuses.



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Oppenheimer Capital Appreciation Portfolio                   0.65% of the first $150 million of such assets plus
                                                             0.625% of such assets over $150 million up to $300
                                                             million plus 0.60% of such assets over $300 million up
                                                             to $500 million plus 0.55% of such assets over $500
                                                             million.  Commencing July 1, 2005, when the average
                                                             monthly net assets of the Portfolio are in excess of $1
                                                             billion, a discount of 2.5% will apply to the total
                                                             advisory fees paid by the Portfolio for that month
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         The following replaces in its entirety the information appearing under the heading "Investment Advisory and Other Services - The Manager - Oppenheimer
Capital Appreciation" in the Statement of Additional Information.

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Oppenheimer Capital Appreciation                             0.65% of first $150 million of such assets plus 0.625%
                                                             of such assets over $150 million up to $300 million
                                                             plus 0.60% of such assets over $300 million up to $500
                                                             million plus 0.55% of such assets over $500 million.
                                                             Commencing July 1, 2005, when the average monthly net
                                                             assets of the Portfolio are in excess of $1 billion, a
                                                             discount of 2.5% will apply to the total advisory fees
                                                             paid by the Portfolio for that month
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Date: September 22, 2005